Exhibit 10.8.3

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #3 TO THE COLLABORATION AND OPTION AGREEMENT

THIS AMENDMENT #3 TO THE COLLABORATION AND OPTION AGREEMENT (together with any appendices attached hereto, this “Amendment #3”) is made and entered into as of June 16, 2011 (the “Amendment #3 Effective Date”), by and between GlobeImmune, Inc., a Delaware corporation located at 1450 Infinite Drive, Louisville, Colorado 80027, United States of America (“GlobeImmune”), and Celgene Corporation, a Delaware corporation located at 86 Morris Avenue, Summit, New Jersey 07901, United States of America (“Celgene”). GlobeImmune and Celgene are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, GlobeImmune and Celgene are parties to the Collaboration and Option Agreement, effective as of May 14, 2009, as amended on November 6, 2009 and February 9, 2010 (the “Agreement”), which sets forth certain rights and obligations of both Parties relating to a certain collaboration, research and development activities for certain drug candidates and future drug programs;

WHEREAS, Celgene and GlobeImmune desire to revise and amend the Agreement to add the Collaboration Compound known as GI-6300 as a Drug Candidate under the Agreement and to remove the Collaboration Compound known as GI-10000 as a Drug Candidate under the Agreement; and

WHEREAS, capitalized terms used herein but not defined herein shall have the definitions set forth in the Agreement.

AGREEMENT

NOW, THEREFORE, GlobeImmune and Celgene agree as follows:

1. Section 1.34 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.34 “Drug Candidate” means GI-4000, GI-6200, GI-3000, or GI-6300.”

2. Section 1.53 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.53 “GI-6300” has the meaning set forth on Exhibit 1.34.”

3. Section 3.2.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“3.2.1 Commencement of GlobeImmune Development Activities. GlobeImmune represents and warrants that

1.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

GlobeImmune, as of the Effective Date, has initiated (a) research Execution Copy activities for the Program containing GI-3000 and (b) research and development activities for the Programs containing GI-4000 and GI-6200. GlobeImmune represents and warrants that GlobeImmune, as of the Amendment #3 Effective Date, has initiated research activities for the Program containing GI-6300. After the Effective Date, GlobeImmune shall provide written notice to Celgene promptly after commencing any additional Development efforts for any Collaboration Compound. After exercise of a Celgene Program Option, upon the request of Celgene and agreement of GlobeImmune, in GlobeImmune’s sole discretion, GlobeImmune may conduct Development activities with respect to the applicable Celgene Development Compound.”

4. Section 6.2.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“6.2.3 Research and Development Milestones for Drug Candidates Other than the GI-4000 Program.

(a) GI-6200 and GI-3000. If Celgene exercises the Celgene Program Option with respect to a Program containing any of GI-6200 or GI-3000, in consideration of the research and Development work performed by GlobeImmune under this Agreement for such GI-6200 or GI-3000 Program, as applicable, Celgene will pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per each Program. Each payment will be made once regardless of how many Collaboration Compounds in the Program may achieve each milestone event. If any milestone event relating to development (excluding Regulatory Approval milestones) is achieved, all previously listed development milestone events, if not already achieved, shall be considered to be simultaneously achieved.

Milestone Event	Payment
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
Total Per Drug Candidate Program	[*	]

2.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) GI-6300. If Celgene exercises the Celgene Program Option with respect to the Program containing GI-6300, in consideration of the research and Development work performed by GlobeImmune under this Agreement for the Program for GI-6300, Celgene will pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per the Program for GI-6300. Each payment will be made once regardless of how many Collaboration Compounds in the GI-6300 Program may achieve each milestone event. If any milestone event relating to development (excluding Regulatory Approval milestones) is achieved, all previously listed development milestone events, if not already achieved, shall be considered to be simultaneously achieved.

Milestone Event	Payment
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]

3.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. Exhibit 1.34 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.34 set forth in Appendix A attached hereto.

6. Exhibit 1.68 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.68 set forth in Appendix B attached hereto.

7. Pursuant to Section 8.2.8 of the Agreement, Exhibit 1.57 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.57 set forth in Appendix C attached hereto.

8. Pursuant to Section 8.2.8 of the Agreement, Exhibit 1.91 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.91 set forth in Appendix D attached hereto.

9. Schedule A of the Agreement shall be deleted in its entirety and replaced with the Schedule A set forth in Appendix E attached hereto.

10. Celgene hereby acknowledges and agrees that the Collaboration Compound known as GI-10000 shall not be deemed a Drug Candidate under the Agreement. GlobeImmune hereby acknowledges and agrees that (a) the Collaboration Compound known as GI-10000 may become a Future Program Compound under the Agreement (if the terms and conditions thereof of the Agreement are met) and remains subject to the terms and conditions of the Agreement, including the obligations of Section 5.6 of the Agreement; and (b) this Amendment #3 shall not be deemed a termination of the Program containing GI-10000 under the Agreement.

11. Except as otherwise amended by this Amendment #3, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties, as presently constituted, will continue in full effect.

12. In the event of any conflict between the terms of the Agreement and this Amendment #3, the terms of this Amendment #3 shall govern but only to the extent necessary to accomplish its purpose.

13. This Amendment #3, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter contained therein and herein, supersedes and replaces any and all prior and contemporaneous understandings, arrangements and agreements, whether oral or written, with respect to such subject matter.

14. This Amendment #3 may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures to this Amendment #3 transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment #3 shall have the same effect as physical delivery of the paper document bearing original signature.

4.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[Signature Page Follows]

5.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, GlobeImmune and Celgene have executed this Amendment #3 by their duly authorized representatives as of the Amendment #3 Effective Date.

GLOBEIMMUNE, INC.		CELGENE CORPORATION

By:	/s/ Timothy C. Rodell, M.D.	By:	/s/ Robert J. Hugin

Name:	Timothy C. Rodell, M.D.	Name:	Robert J. Hugin

Title:	President and CEO	Title:	Chairman and CEO

[Signature Page to Amendment #3 to Collaboration and Option Agreement]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix A

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.34

Drug Candidates

GI-4000 means the series of Tarmogen products that express mutated Ras and/or one or more peptides thereof. GI-4014, GI4015, GI4016 and GI4020 are part of the GI-4000 series and are the subject of IND No. [*].

GI-6200 means the series of Tarmogen products that solely express human carcinoembryonic antigen (CEA). GI-6207 is part of the GI-6200 series and means the single Tarmogen product that is the subject of IND No. [*], and that solely expresses human CEA having a N610D mutation.

GI-3000 means the series of Tarmogen products that solely express human epidermal growth factor receptor (EGFR). GI-3010 is part of the GI-3000 series and means the single Tarmogen product that is the subject of [*], and that solely expresses human EGFR lacking the secretory signal sequence and the transmembrane domain.

GI-6300 means the series of Tarmogen products that express brachyury. GI-6301 is part of the GI-6300 series and means the single Tarmogen product that may become the subject of [*] and that expresses a human brachyury protein.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix B

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.68

Initial Development Plan

GlobeImmune will be responsible for conducting all Development activities through Completion of the endpoint set forth below for each of the following Drug Candidates:

Activities, endpoints and costs:

1) Drug Candidate - GI-4000

[*]

2) Drug Candidate - GI-6300

[*]

3) Drug Candidate - GI-6200

[*]

4) Drug Candidate - GI-3000

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Description of Clinical Trials referenced above:

Drug Candidate	Clinical Trial	Status
GI-4000	[*]

GI-6200	[*]

GI-6300	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix C

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.57

GlobeImmune Licensed Patent(s)

Patents and Patent Applications Owned or Co-Owned by GlobeImmune:

[* 5 pages of text omitted]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patents and Patent Applications Licensed from The Regents of the University of Colorado:

[*]

Patents Licensed from Washington Research Foundation:

[*]

Patents Licensed from National Institutes of Health:

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix D

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.91

Platform Patents

Patents and Patent Applications Owned or Co-owned by GlobeImmune:

[*2 pages of text omitted]

Patents and Patent Applications Licensed from The Regents of the University of Colorado:

[*]

Patents Licensed from Washington Research Foundation:

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix E

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule A

Third Party Agreement(s)

[*]